SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 1997



                             FORT JAMES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        1-7911                                       54-0848173
--------------------------------------------------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


                  120 Tredegar Street, Richmond, Virginia 23219
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code        (804) 644-5411
--------------------------------------------------------------------------------

                       JAMES RIVER CORPORATION OF VIRGINIA
--------------------------------------------------------------------------------
                  (Former name, if changed since last report)

Item 2.  Acquisitions and Dispositions of Assets

     On August 13, 1997, Fort James Corporation ("Fort James" or the "Company") filed a press release announcing the completion of the merger between James River Corporation of Virginia ("James River") and Fort Howard Corporation ("Fort Howard") pursuant to which Fort Howard became a wholly-owned subsidiary of the Company (the "Merger"). The Company issued 104.8 million shares of its common stock for all of the outstanding common stock of Fort Howard Corporation. In connection with the Merger, the Company's corporate name was changed from James River Corporation of Virginia to Fort James Corporation. A copy of the press release is filed herewith as exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


                  (a)    Financial  statements of business  acquired

                         It is not practical for Fort James to provide at this time the financial statement of Fort Howard Corporation required by this item. Such financial statements are expected to be filed in a Form 8-K no later than September 8, 1997; and in no event will it be filed later than October 13, 1997.

                  (b)    Pro forma financial information

                         Unaudited pro forma financial information for Fort James reflecting the condensed combined results of operations of James River and Fort Howard for the years ended December 29, 1996, December 31, 1995 and December 25, 1994, and for the six months (26 weeks) ended June 29, 1997, and June 30, 1996, as well as an unaudited pro forma condensed combined balance sheet as of June 29, 1997 is filed herewith as exhibit 99.1.

                  (c)    Exhibits:

                         99.1  Unaudited   pro   forma   condensed   combined
                               financial  information  as described in Item 7
                               (b) - filed herewith.

                         99.2 Press release dated August 13, 1997 - filed herewith.

                                                    SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FORT JAMES CORPORATION



                                     By:/s/Clifford A. Cutchins, IV
                                        ---------------------------
                                           Clifford A. Cutchins, IV
                                        Senior Vice President, General Counsel


Date:    August  21, 1997